Administrative Office

4333 Edgewood Road NE

Cedar Rapids, IA 52499

April 29, 2016

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity - Registration No. 333-91098

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-119364

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended February 28, 2016, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

Columbia Marsico Growth Fund, SEC File No.: 811-09645

Semi-Annual Report Mailings:

The American Growth Fund of America, Inc. SEC File No.: 811-00862

BlackRock Capital Appreciation Fund, Inc. SEC File No.: 811-06669

BlackRock Global Opportunities Portfolio, Inc. SEC File No.: 811-08327

MFS Series Trust II-Growth Fund SEC File No.: 811-04777

MFS Series Trust IV-Mid Cap Growth Fund SEC File No.: 811-02594

MFS Series Trust I-Research International Fund SEC File No.: 811-04777

Oppenheimer Capital Appreciation Fund, SEC File No.: 811-03105

Oppenheimer Main Street Fund, SEC File No.: 811-05360

Templeton Foreign Fund SEC File No.: 811-02781

Templeton Growth Fund, Inc SEC File No.: 811-04892

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 122-5216.

Very truly yours,

/s/ Alison Ryan
Alison Ryan
Vice President